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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15d OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 23, 1999

                        SEQUESTER HOLDINGS INCORPORATED


NEVADA                             33-06827LA                         95-4532103


            23852 PACIFIC COAST HIGHWAY 434 MALIBU, CALIFORNIA 90265



                      1 310 317 0779 OR FAX 1 310 317 9499

       FORMERLY AT 31125 VIA COLINAS, WESTLAKE VILLAGE, CALIFORNIA 91361

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ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     A.   PREVIOUS INDEPENDENT AUDITORS

          1. GRANT THORNTON LLP WAS DISMISSED FROM ITS POSITION AS THE INDEPENDENT AUDITORS FOR THE REGISTRANT ON APRIL 14, 1999.

          2. GRANT THORNTON'S REPORTS ON THE FINANCIAL STATEMENTS OF THE REGISTRANT FOR THE THREE FISCAL YEARS ENDED JANUARY 31, 1998 CONTAIN NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO AUDIT SCOPE OR ACCOUNTING PRINCIPLES. SUCH REPORTS WERE MODIFIED TO INCLUDE AN EXPLANATORY PARAGRAPH DISCUSSING SUBSTANTIAL DOUBT AS TO THE REGISTRANTS ABILITY TO CONTINUE AS A GOING CONCERN.

          3. THE REGISTRANTS BOARD OF DIRECTORS APPROVED THE CHANGE IN ACCOUNTANTS.

          4. DURING THE FISCAL YEARS ENDED JANUARY 31, 1997 AND 1998 AND THROUGH APRIL 14, 1999 THEE HAS BEEN NO DISAGREEMENT BETWEEN THE REGISTRANT AND GRANT THORNTON ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENT WOULD HAVE CAUSED THEM TO MAKE A REFERENCE TO THE SUBJECT MATTER OF THE DISAGREEMENT IN CONNECTION WITH THEIR REPORTS.

          5. DURING THE FISCAL YEARS ENDED JANUARY 31, 1997 AND 1998 AND THROUGH APRIL 14, 1999, THE REGISTRANT HAS NOT BEEN ADVISED OF ANY MATTERS DESCRIBED IN REGULATION S-K, ITEM 304(a)(1)(v).

          6. GRANT THORNTON LLP HAS FURNISHED A LETTER ADDRESSED TO THE SECURITIES AND EXCHANGE COMMISSION STATING WHETHER IT AGREES WITH THE STATEMENTS CONTAINED ABOVE. A COPY OF THIS LETTER IS ENCLOSED AS EXHIBIT A.

     B.   NEW INDEPENDENT AUDITORS

          THE REGISTRANT ENGAGED BENNETT BLOCK ACCOUNTANCY CORPORATION, 10866 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA 90029 AS ITS NEW INDEPENDENT AUDITORS AS OF APRIL 23, 1999. PRIOR TO SUCH DATE, THE REGISTRANT DID NOT CONSULT WITH BLOCK REGARDING (1) THE APPLICATION OF ACCOUNTING PRINCIPLES, (2) THE TYPE OF AUDIT OPINION THAT MIGHT BE RENDERED BY BLOCK OR (3) ANY OTHER MATTER DESCRIBED IN ITEM 304(a)(1)(v) OF REGULATION S-K.

     C.   EXHIBITS  EXHIBIT A LETTER GRANT THORNTON LLP


SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


Date: April 30, 1999                    By: /s/ STEVE KARSH
                                           --------------------------
                                            Steve Karsh